Exhibit 10.1

CONSENT  AND AMENDMENT UNDER CREDIT AGREEMENT

THIS CONSENT  AND AMENDMENT UNDER CREDIT AGREEMENT (this “Consent”) is entered into as of February 27, 2019, by and among BANK OF AMERICA, N.A., a national banking association, as administrative agent for each Lender (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), the Lenders party hereto, WEX INC., a Delaware corporation (“WEX”), WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED, as a Designated Borrower and WEX CARD HOLDINGS AUSTRALIA PTY LTD., as the Specified Designated Borrower.

WHEREAS, WEX, WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED, as a Designated Borrower, WEX CARD HOLDINGS AUSTRALIA PTY LTD., the Lenders from time to time party thereto and the Administrative Agent are party to that certain Credit Agreement, dated as of July 1, 2016 (as amended as of July 3, 2017, October 30, 2017, January 17, 2018, August 24, 2018, January 18, 2019 and as it may be further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, Unik S.A, a wholly owned subsidiary of WEX and successor in interest to FastCred Administracao e Servicos ltda., was designated as an immaterial subsidiary by WEX under the Credit Agreement in July 2016 (the “Immaterial Brazil Subsidiary”);

WHEREAS, the Borrowers have requested that the Administrative Agent and Lenders waive and modify certain conditions, obligations, and requirements under the Credit Agreement with respect to the Disclosed Matter (as described below); and

WHEREAS, the Administrative Agent and Required Lenders are willing to do so, in each case subject to the terms and conditions of this Consent.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2A. Waiver and Consent. Effective as of the Consent Effective Date (as defined below), the undersigned Lenders, which constitute the Required Lenders, hereby agree that (a) no Default or Event of Default has resulted or will be deemed to result from the Disclosed Matter, (b) no  breach of representations or warranties (including without limitation Section 5.05 of the Credit Agreement) has occurred or will be deemed to occur as a result of the Disclosed Matter and (c) all representations, conditions, warranties and covenants under the Loan Documents are expressly made subject to the Disclosed Matter in all respects, in each case, whether prior to, on or after the Consent Effective Date.

The foregoing is a limited waiver and consent and, except as expressly set forth herein, shall not constitute a modification, wavier or alteration of any of the terms, provisions, conditions or covenants of the Credit Agreement or any other Loan Document that are unrelated to the Disclosed Matter.

“Disclosed Matter” means any event, circumstance or condition arising out of or related to a potential write-down of balance sheet accounts which may or may not go through the current period consolidated income statement of WEX in an amount not to exceed $70 million for any period related to revenue recognized by the Immaterial Brazil Subsidiary.

Section 2B. Amendment to the Credit Agreement.  The parties agree to amend the Section 5.05 of the Credit Agreement as follows:

(a)            Section 5.05(a)(ii) shall be deleted in its entirety and replaced with the following: “fairly present in all material respects the financial condition of the Company and its Subsidiaries (or WP Mustang Holdings LLC and its Subsidiaries, as applicable) as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein,; and”

(b)            Section 5.05(b)(ii) shall be deleted in its entirety and replaced with the following: “fairly present in all material respects the financial condition of the Company and its Subsidiaries (or WP Mustang Holdings LLC and its Subsidiaries, as applicable) as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end adjustments.”

(c)            Section 6.09 shall be deleted in its entirety and replaced with the following: “Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in all material respects and in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Company or such Subsidiary, as the case may be.”

Section 3. Conditions to Effectiveness. The effectiveness of this Consent is subject to satisfaction of the following conditions precedent (the date of such satisfaction being the “Consent Effective Date”):

(a)            (i) each of the Borrowers shall have executed and delivered counterparts of this Consent to the Administrative Agent, (ii) the Lenders constituting the Required Lenders shall have executed and delivered a counterpart of this Consent to the Administrative Agent and (iii) the Administrative Agent shall have executed a counterpart of this Consent;

(b)            after giving effect to this Consent, the representations and warranties of the Borrowers contained in Article V of the Credit Agreement and the representations and warranties of each Loan Party contained in each other Loan Document shall be true and correct on and as of the Consent Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(c)            after giving effect to this Consent, no Default or Event of Default shall have occurred and be continuing;

(d)            all fees and expenses required to be paid by WEX pursuant to Section 10.04 of the Credit Agreement relating to this Consent, shall have been paid or shall be paid substantially concurrently with the effectiveness of this Consent;

(e)            the Administrative Agent shall have received a certificate of WEX signed by a Responsible Officer thereof:

(i)             certifying that no Default or Event of Default exists immediately after giving effect to this Consent, and

(ii)            certifying that the condition set forth in Section 3(b) hereof has been satisfied.

Section 4. Effects on Loan Documents.

(a)            Except as specifically set forth herein, all Loan Documents (including the Guaranties and all Liens granted thereunder in respect of the Obligations) shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Each Borrower reaffirms its Guaranties and any prior grant and the validity of any Liens granted by it pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Consent.

(b)            Except as set forth herein, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.  This Consent shall not constitute a novation of the Credit Agreement or the other Loan Documents.

Section 5. Miscellaneous.

(a)            Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are expressly incorporated herein by reference.

(b)            This Consent may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Consent.

(c)            This Consent is a Loan Document.

 [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent as of the date first above written.

WEX INC.

By:	/s/ Roberto Simon
Name: Roberto Simon
Title: Chief Financial Officer

DESIGNATED BORROWER:

WRIGHT EXPRESS INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Roberto Simon
Name: Roberto Simon
Title: Director

SPECIFIED DESIGNATED BORROWER:

Executed in accordance with section 127 of the Corporations Act 2001 (Cth) by

WEX CARD HOLDINGS AUSTRALIA PTY LTD

By:	/s/ Roberto Simon
Name: Roberto Simon
Title: Director

By:	/s/ Hilary Rapkin
Name: Hilary Rapkin
Title: Director

[Signature Page to Consent]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Angela Larkin
Name: Angela Larkin
Title: Vice President

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Robert C. Megan
Name: Robert C. Megan
Title: Senior Vice President

AIB DEBT MANAGEMENT, LIMITED,
as a Lender

By:	/s/ Joan Chen
Name: Joan Chen
Title: Vice President

By:	/s/ Ellen Kenneally
Name: Ellen Kenneally
Title: Vice President

APOLLO TRADING LLC,
as a Lender

By:	/s/ Margaret Sang
Name: Margaret Sang
Title: Authorized Signatory

[Signature Page to Consent]

AZB FUNDING 5,
as a Lender

By:	/s/ Robert Gates
Name: Robert Gates
Title: Authorized Signatory

BMO HARRIS FINANCING INC.,
as Lender

By:	/s/ Daniel A. Ryan
Name: Daniel A. Ryan
Title: Vice President

CITI LOAN FUNDING PST 2 LLC,
as a Lender
By: Citibank N.A.

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

CITI LOAN FUNDING PST 3 LLC,
as a Lender
By: Citibank N.A.

By:	/s/ Joyce Kim
Name: Joyce Kim
Title: Associate Director

[Signature Page to Consent]

CITI LOAN FUNDING PST 4 LLC,
as a Lender
By: Citibank N.A.

By:	/s/ Joyce Kim
Name: Joyce Kim
Title: Associate Director

CITI LOAN FUNDING PST 5 LLC,
as a Lender
By: Citibank N.A.

By:	/s/ Joyce Kim
Name: Joyce Kim
Title: Associate Director

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Gary Hatfield
Name: Gary Hatfield
Title: Senior Vice President

[Signature Page to Consent]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

By:	/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

FIFTH THIRD BANK,
as a Lender

By:	/s/ Lydia Altman
Name: Lydia Altman
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Neil C. Buitenhuys
Name: Neil C. Buitenhuys
Title: Senior Vice President

[Signature Page to Consent]

MUFG BANK, LTD.,
as a Lender

By:	/s/ Liwei Liu
Name: Liwei Liu
Title: Vice President

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Liwei Liu
Name: Liwei Liu
Title: Vice President

REGIONS BANK,
as a Lender

By:	/s/ Bruce Rudolph
Name: Bruce Rudolph
Title: Director

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ David Harnisch
Name: David Harnisch
Title: Executive Vice President

[Signature Page to Consent]

SUNTRUST BANK,
as a Lender

By:	/s/ David Bennett
Name: David Bennett
Title: Director

VIRTUS NEWFLEET DYNAMIC CREDIT ETF,
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

WEBSTER BANK, N.A.,
as a Lender

By:	/s/ Mathew L. Coyne
Name: Mathew L. Coyne
Title: Vice President

WELLS FARGO BANK, N.A.,
as Lender

By:	/s/ Nathan Paouncic
Name: Nathan Paouncic
Title: Vice President

[Signature Page to Consent]